UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒	Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-1
Navient Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2020.

NAVIENT CORPORATION

NAVIENT.

NAVIENT CORPORATION
ATTN: CORPORATE SECRETARY
123 JUSTISON STREET
WILMINGTON, DE 19801

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 23, 2020
Date: May 20, 2020 **Time:** 8:00 AM
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NAVI2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NAVI2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D11033-P37619

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/NAVI2020*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D11034-P37619

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. Frederick Arnold

   1b. Anna Escobedo Cabral

   1c. Larry A. Klane

   1d. Katherine A. Lehman

   1e. Linda A. Mills

   1f. John F. Remondi

   1g. Jane J. Thompson

   1h. Laura S. Unger

   1i. David L. Yowan

2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020.

3. Non-binding advisory vote to approve named executive officer compensation.

The Board of Directors recommends you vote ONE YEAR on the following proposal:

4. Non-binding advisory vote on whether a non-binding shareholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.

NOTE: The shares represented by the proxy when properly executed will be voted in the manner directed herein. If any other matters properly come before the meeting, the person named in the proxy will vote in their discretion.

D11035-P37619